Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Judith Scarpello, Chief Executive Officer and Principal Financial Officer of Barrier 4, Inc., a Nevada corporation (the "Company"), certify, pursuant 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The report on Form 10-Q of Barrier 4, Inc. (the "Registrant") for the fiscal quarter ended September 30, 2012 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 16, 2012

/s/ Judith Scarpello
By: Judith Scarpello, Chief Executive Officer
Principal Executive Officer and Principal Financial Officer

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.